The Advisors’ Inner Circle Fund

Westwood High Income Fund

(formerly, Westwood Short Duration High Yield Fund)

Summary Prospectus | November 1, 2019

Ticker: Institutional Shares — WHGHX

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-FUND-WHG (1-877-386-3944). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Westwood Funds if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://westwoodgroup.com/product/high-income-fund/. You can also get this information at no cost by calling 1-877-FUND-WHG (1-877-386-3944), by sending an e-mail request to westwoodfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood High Income Fund (the “Fund”) is to seek to maximize total return through a high level of current income and capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees[1]		0.38%
Other Expenses[2]		0.51%
Shareholder Servicing Fees	0.19%
Other Operating Expenses	0.32%
Total Annual Fund Operating Expenses		0.89%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.22)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.67%

[1]

Management Fees have been restated to reflect contractual changes to the management fees paid by the Fund. As of November 1, 2019, Management Fees consist of a base fee at an annualized rate of 0.38% of the Fund’s average daily net assets, and a positive or negative performance adjustment of up to an annualized rate of 0.32% based on the Fund’s Institutional Shares’ performance relative to the Blended 80/20 Bloomberg Barclays U.S. Aggregate Bond Index/S&P 500 Index plus 1.00%, resulting in a minimum total fee of 0.06% and a maximum total fee of 0.70%.

[2]	Other Expenses have been restated to reflect the implementation of a 0.19% Shareholder Servicing Fee.
[3]

Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding Management Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.29% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2021. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund

Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$255	$464	$1,069

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has flexibility to achieve its investment objective and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has latitude to allocate the Fund’s assets among asset classes. The Adviser buys and sells securities and investments for the Fund based on the Adviser’s view of issuer fundamentals, global economics, sectors and overall portfolio construction, taking into account risk/return analyses and relative value considerations.

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers. U.S. issuers include the U.S. government and its agencies and instrumentalities. In addition, a company is considered by the Fund to be a U.S. issuer if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized or maintains its principal place of business in the U.S.; or (iv) the company’s securities are traded principally in the U.S.

The Fund has a neutral allocation of 80% of its total assets in debt securities and 20% of its total assets in equity securities.

The Fund may invest up to 100% of its total assets in debt securities, including corporate bonds, mortgage-backed, mortgage-related and asset-backed securities (including collateralized mortgage obligations), inflation-linked securities (including Treasury Inflation Protected Securities (“TIPS”)), bank loan assignments and participations (“Loans”). The Fund may invest up to 35% of its total assets in Loans. The Fund may invest in debt securities with any maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund currently expects to invest no more than 70% of its total assets in junk bonds.

The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The Fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the Fund may extend the settlement by entering into dollar roll transactions in which the Fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

The Fund may invest up to 30% of its total assets in equity securities, including common stocks, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). The Fund may invest up to 25% of its total assets in REITs. In addition to investments in equity securities, the Fund may also invest up to 50% of its total assets in preferred stocks and convertible securities that have characteristics of both equity and debt securities. The Fund may invest in equity securities, preferred stocks and convertible securities of companies of any market capitalization.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that the Federal Reserve has begun to raise the federal funds rate.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Corporate Bond Risk – Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Collateralized Mortgage Obligations Risk – Collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.

Inflation-Linked Securities Risk – The value of inflation-linked securities is expected to change in response to changes in real interest rates (the market rate of interest less the anticipated rate of inflation). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index (the “CPI”)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA/Dollar Roll Risk – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Also, the Fund’s portfolio turnover rate and transaction costs are increased when the Fund enters into dollar roll transactions.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance and additional indexes, including a blended benchmark that represents the investment strategy of the Fund. Prior to August 31, 2019, the Fund had a sub-adviser and, prior to November 1, 2019, the Fund employed a different investment strategy. Therefore, the past performance shown for periods prior to August 31, 2019 may have differed if the Fund had not had a sub-adviser and the Fund’s current investment strategy had been in effect. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

BEST QUARTER	WORST QUARTER
2.91%	(2.82)%
(09/30/2016)	(09/30/2015)

The performance information shown above is based on a calendar year. The Fund’s Institutional Shares’ performance from 1/1/19 to 9/30/19 was 7.47%.

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2018 to those of an appropriate broad-based index and additional indexes, including a blended benchmark that represents the investment strategy of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood High Income Fund – Institutional	1 Year	5 Years	Since Inception (12/28/11)
Fund Returns Before Taxes	0.36%	1.90%	2.95%
Fund Returns After Taxes on Distributions	(1.35)%	0.01%	1.04%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.23%	0.52%	1.37%
ICE BofAML U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)[1]	(2.26)%	3.82%	5.96%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	0.01%	2.52%	2.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	(4.38)%	8.49%	12.77%
Blended 80/20 Bloomberg Barclays U.S. Aggregate Bond Index/S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	(0.68)%	3.80%	4.28%

[1]

As of November 1, 2019, in connection with a change in the Fund’s principal investment strategies, the Fund’s broad-based index changed from the ICE BofAML U.S. High Yield Index to the Bloomberg Barclays U.S. Aggregate Bond Index, and the S&P 500 Index and Blended 80/20 Bloomberg Barclays U.S. Aggregate Bond Index/S&P 500 Index became additional indexes of the Fund.

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Adrian Helfert, Senior Vice President and Director of Multi-Asset Portfolios, has managed the Fund since 2019.

Mr. Brendan Ryan, CFA, Vice President and Senior Research Analyst, has managed the Fund since 2019.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

Institutional Shares of the Fund are offered exclusively to:

●	certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;

●	defined benefit retirement plans, endowments or foundations;

●	banks and trust companies or law firms acting as trustee or manager for trust accounts;

●	investors who purchase shares through asset-based fee programs available through financial intermediaries;

●	insurance companies; and

●	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WHG-SM-010-1000